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                                                                  EXHIBIT 10.6.1

Schedule identifying substantially identical agreements, between Visteon Corporation ("Visteon") and each of the persons named below, to the Revised Change in Control Agreement constituting Exhibit 10.6 to the Quarterly Report on Form 10-Q of Visteon for the quarterly period ended June 30, 2006.

                                      Name
                                      ----
                              Michael F. Johnston
                              Donald J. Stebbins
                              James F. Palmer
                              Lorie J. Buckingham
                              John Donofrio
                              John F. Kill
                              Robert H. Marcin
                              Robert C. Pallash
                              Dorothy P. Stephenson